Related parties	6 Months Ended
Jun. 30, 2024
Related Party Transactions [Abstract]
Related parties

13. Related parties

The Company’s R&D expenses are a combination of third-party expenses, and related party expenses, as detailed below:

	Six Months Ended June 30, 2024
	Third Parties	Related Parties	Total

Consultants & other third parties	€113,498	€303,298	€416,796
Materials & supplies	911,246	-	911,246
Compensation (including share-based)	349,839	329,227	679,066
Travel & entertainment	17,589	-	17,589
Other	15,693	-	15,693
Total	€1,407,865	€632,525	€2,040,390

	Six Months Ended June 30, 2023
	Third Parties	Related Parties	Total
	(Unaudited)
Consultants & other third parties	€150,402	€72,500	€222,902
Materials & supplies	2,464,107	660,863	3,124,970
Compensation (including share-based)	212,003	330,796	542,799
Travel & entertainment	27,892	-	27,892
Other	3,239	-	3,239
Total	€2,857,643	€1,064,159	€3,921,802

Related party R&D expenses for consultants & other third parties refer mainly to the costs of preclinical and clinical activities charged by OSR. R&D costs for materials & supplies relate mainly to manufacturing costs charged by the Company’s main manufacturing vendor, AGC Biologics. Compensation costs relate to R&D personnel wages, salaries, and share-based compensation including social contribution and other related personnel costs. Travel & entertainment expenses relate mainly to business trips and scientific conferences. Other R&D expenses relate to minor general operating costs.

The Company’s general and administrative expenses are also a combination of third-party and related-party expenses, as detailed below:

	Six Months Ended June 30, 2024
	Third Parties	Related Parties	Total

Compensation (including share-based)	€451,903	€698,620	€1,150,523
Accounting, legal & other professional	557,049	-	557,049
Communication & IT related facility	85,277		85,277
Facility & insurance related	984	8,120	9,104
Consultants & other third parties	324,306	-	324,306
Other	350,752	967	351,719
Total	€1,770,271	€707,707	€2,477,978

	Six Months Ended June 30, 2023
	Third Parties	Related Parties	Total
	(Unaudited)
Compensation (including share-based)	€697,228	€673,795	€1,371,023
Accounting, legal & other professional	720,989	-	720,989
Communication & IT related facility	-	-	-
Facility & insurance related	2,868	8,171	11,039
Consultants & other third parties	314,059	-	314,059
Other	460,320	943	461,263
Total	€2,195,464	€682,909	€2,878,373

The Company’s accounts payable to related parties are comprised as follows:

	At June 30,	At December 31,
	2024	2023
	(Unaudited)
San Raffaele Hospital	€189,762	€170,888

The Company’s accrued expenses to related parties are comprised as follows:

	At June 30,	At December 31,
	2024	2023
	(Unaudited)
San Raffaele Hospital	€34,306	€413,935
Pierluigi Paracchi	252,000	175,254
Richard Slansky	176,812	116,738
Carlo Russo	235,750	155,651
Total	€698,868	€861,578

The Company has identified the following related parties:

●	Pierluigi Paracchi (director and co-founder of the Company);

●	Luigi Naldini (co-founder of the Company and chair of the Scientific Advisory Board);

●	Bernard Rudolph Gentner (co-founder of the Company and member of Scientific Advisory Board);

●	Carlo Russo (Chief Medical Officer and Head of Development);

●	Richard Slansky (Chief Financial Officer); and,

●	Ospedale San Raffaele (co-founder of the Company, shareholder, main service provider for clinical activity and licensor of brands of any product that can be obtained through research).

These parties could exercise significant influence on the Company’s strategic decisions, behavior, and future plans.

The following is a description of the nature of the transactions between the Company and these related parties:

Pierluigi Paracchi

Mr. Pierluigi Paracchi, is the Company’s Chief Executive Officer, Chairman, as well as co-founder. His current employment arrangement with the Company provides an annual gross salary of €420,000 plus a 40% annual bonus subject to Board approval. Mr. Paracchi also has use of a Company car, for which the Company entered an operating lease agreement that started in 2022.

In March 2023, Mr. Paracchi was paid a bonus of approximately €112,000 (gross amount), related to the activity performed in 2022 and accrued in the same period.

At December 31, 2023, the Company accrued €168,000 for Mr. Paracchi’s bonus (of which €84,000 accrued in the first six months ended June 30, 2023) to reward the activity performed in the same year. At June 30, 2024, the bonus accrued in 2023 was not paid yet. For the six months ended June 30, 2024 the Company accrued €84,000 for Mr. Paracchi bonus for his performance in 2024.

For the six months ended June 30, 2024 and June 30, 2023, the Company expensed approximately €300,000, related to compensation for Mr. Paracchi.

Luigi Naldini/Bernard Rudolph Gentner

Drs. Luigi Naldini and Bernhard Gentner are co-founders of Genenta and part of the Scientific Advisory Board (“SAB”), with Dr. Naldini as Chairman, and Dr. Gentner as a member. The Company has consulting agreements with each of Drs. Naldini and Gentner.

Dr. Naldini has an advisory agreement approved by the Board and he and his staff perform the pre-clinical studies for the Company. The latest consulting agreement with Dr. Naldini was signed on June 20, 2022, which includes an annual fee of €100,000 starting July 1, 2022. As of June 30, 2024, Dr. Naldini billed €50,000 and all the issued invoices were paid before June 30, 2024.

Dr. Gentner, like Dr. Naldini, oversees pre-clinical research related to the Company’s platform technology and analyzes clinical biological data. The consulting agreement with Dr. Gentner started on July 1, 2022, and provides fees in the amount of €45,000 per year. As of June 30, 2024, Dr. Gentner billed €22,500 and all the issued invoices were paid.

In February 2024, Dr. Gentner entered into an addendum to the consulting agreement in which the Company agrees to pay a total one-time fee of up to €15,000 to conduct research and write and submit a scientific research paper. The agreement provides the fees to be billed progressively if and when the expected research steps are met. At June 30, 2024, only the first step was achieved, billed, and paid in the amount of €5,000.

Carlo Russo

Dr. Carlo Russo serves the Company as Chief Medical Officer and Head of Development and is responsible for the clinical development of Temferon™, the Company’s gene therapy platform. His current employment arrangement is in place with the U.S. Subsidiary, and it provides for an annual gross salary of $500,000, plus a 30% bonus, subject to Board approval.

In March 2023, Dr. Russo was paid a bonus of approximately €112,000 (gross amount), related to the activity performed in 2022 and accrued in the same period.

At December 31, 2023, the Company accrued €156,000 for Dr. Russo’s bonus (of which approximately €84,000 was accrued in the first six months ended June 30, 2023) to reward the activity performed in the same year. At June 30, 2024, the bonus accrued for 2023 was not paid yet. For the six months ended June 30, 2024, the Company accrued €70,000 for Dr. Russo’s bonus for his performance in 2024.

For the six months ended June 30, 2024, and June 30, 2023, the Company expensed approximately €329,000 and €331,000, respectively, related to compensation for Dr. Russo.

Richard Slansky

Mr. Richard Slansky is the Chief Financial Officer of the Company. His current employment arrangement is in place with the U.S. Subsidiary, and it provides an annual gross compensation of $375,000 plus a 30% bonus subject to Board approval.

At December 31, 2023 the Company accrued €116,000 for Mr. Slansky’s bonus (of which approximately €63,000 accrued in the first six months ended June 30, 2023) to reward the activity performed in the same year. At June 30, 2024 the bonus for 2023 was not paid yet. For the six months ended June 30, 2024, the Company accrued €53,000 for Mr. Slansky’s bonus for his performance in 2024.

For the six months ended June 30, 2024, and June 30, 2023, the Company expensed approximately €243,000 and €253,000, respectively, related to compensation for Mr. Slansky.

OSR – San Raffaele Hospital

OSR - San Raffaele Hospital is a co-founder of the Company, and the Company is a corporate and research spin-off of OSR. OSR is one of the leading biomedical research institutions in Italy and Europe, with a 45-year history of developing innovative therapies and procedures. The Company has agreements to license technology, to perform research, pre-clinical and clinical activities, as well as to lease facilities, and obtain certain other support functions. The Company’s headquarters is currently located in an OSR facility.

Amended and Restated OSR License Agreement

The Company entered into an amended and restated license agreement (the “ARLA”) with OSR in March 2023. The ARLA replaced the Company’s original license agreement originally entered into with OSR on December 15, 2014, as subsequently amended on March 16, 2017, February 1, 2019, December 23, 2020, September 28, 2021, January 22, 2022, September 29, 2022, and December 22, 2022 (the “Original OSR License Agreement”).

The effectiveness of the ARLA was subject to Italy’s Law Decree No. 21 of March 15, 2012 (i.e., the Italian Golden Power regulations), as subsequently amended and supplemented and would not become effective until the applicable Italian governmental authority consented to the ARLA. On April 20, 2023, such consent was received, and the ARLA became effective.

Pursuant to the terms of the ARLA, OSR has granted the Company an exclusive, royalty-bearing, non-transferrable (except with the prior written consent of OSR), sublicensable, worldwide license, subject to certain retained rights, to (1) certain patents, patent applications and existing know-how for the use in the field(s) of Interferon (“IFN”) gene therapy by lentiviral based-hematopoietic stem and progenitor cells (“HSPC”) gene transfer with respect to any solid cancer indication (including glioblastoma and solid liver cancer) and/or any lympho-hematopoietic indication for which the Company exercises an option (described below); and, (2) certain gene therapy products (subject to certain specified exceptions related to replication competent viruses) developed during the license term for use in the aforementioned field(s) consisting of any lentivirals or other viral vectors regulated by miR126 and/or miR130 and/or other miRs with the same expression pattern as miR126 and miR130 in hematopoietic cells for the expression of IFN under the control of a Tie2 promoter. Lympho-hematopoietic indication means any indication related to lympho-hematopoietic malignancies and solid cancer indication means any solid cancer indication (e.g., without limitation, breast, pancreas, colon cancer), with each affected human organ counting as a specific solid cancer indication.

The rights retained by OSR, and extending to its affiliates, include the right to use the licensed technology for internal research within the field(s) of use, the right to use the licensed technology within the field(s) of use other than in relation to the licensed products, and the right to use the licensed technology for any use outside the field(s) of use, but subject to the options described below. In addition, the Company granted OSR a perpetual, worldwide, royalty-free, non-exclusive license to any improvement generated by the Company with respect to the licensed technology, to conduct internal research within the field(s) of use directly, or in or with the collaboration third parties; and, for any use outside the field(s) of use, in which case the license is sublicensable by OSR. Finally, the worldwide rights for the field(s) of use granted to the Company regarding the Lentigen know-how are non-exclusive and cannot be sublicensed due to a pre-existing nonexclusive sublicense to these rights between OSR and GlaxoSmithKline Intellectual Property Development Limited.

Pursuant to the ARLA, the Company has an exclusive option exercisable until April 20, 2026 to any OSR product improvements at no additional cost, which could be useful for the development and/or commercialization of licensed products in the field of use. The Company also has an exclusive option exercisable until April 20, 2026 (the “LHI Option Period”) to any lympho-hematopoietic indication(s) to be included as part of the field of use, on an indication-by-indication basis, subject to the payment of specified option fees and milestone payments:

●	€1.0 million for the first lympho-hematopoietic indication;

●	€0.5 million for the second lympho-hematopoietic indication; and

●	€0.3 million for the third lympho-hematopoietic indication.

No option fee is due for the fourth lympho-hematopoietic indication and any subsequent lympho-hematopoietic indications.

The Company has the right to extend the LHI Option Period twice for additional 12-month periods, subject to the payment of specified extension fees.

Prior to the effective date of the ARLA, the Company paid OSR an upfront fee in an amount equal to €250,000 pursuant to the Original OSR License Agreement.

Pursuant to the ARLA, as consideration, the Company agreed to pay OSR additional license fees equal to up to €875,000 in total, which are payable on April 20, 2023, December 31, 2023, and upon the Company entering into a sublicense agreement with a third party sublicensee (pursuant to which the Company is entitled to receive an upfront payment in an amount exceeding a specified threshold from such sublicensee) during the period between September 30, 2022 and April 20, 2028 (with most of these additional license fees being triggered upon the Company entering into such a sublicense agreement). In addition, the Company has agreed to pay OSR royalties on a single digit percentage of the net sales of each licensed product. The royalty may be reduced upon the introduction of generic competition or patent stacking, but in no event would the royalty be less than half of what it would have otherwise been, but for the generic competition or patent stacking. The Company also agreed to pay OSR a royalty of our net sublicensing income for each licensed product and to pay OSR certain milestone payments upon the achievement of certain milestone events, such as the initiation of different phases of clinical trials of a licensed product, market authorization application (“MAA”) approval by a major market country, MAA approval in the U.S., the first commercial sale of a licensed product in the U.S. and certain E.U. countries, and achievement of certain net sales levels.

As part of the ARLA, the Company has agreed to use reasonable efforts to involve OSR in Phase I clinical trials for licensed products in the field of use, subject to OSR maintaining any required quality standards and providing its services on customary and reasonable terms and consistent with then-applicable market standards. The Company is also obligated to carry out its development activities using qualified and experienced professionals and sufficient level of resources. In particular, consistent with the terms of the Original OSR License Agreement, the ARLA continues to require the Company to invest (a) at least €5,425,000 with respect to the development of the licensed products, and (b) at least €2,420,000 with respect to the manufacturing of such licensed products (subject to certain adjustments). (See Note 14. Commitments and contingencies.)

OSR maintains control of the preparation, prosecution, and maintenance of the patents licensed. The Company is obligated to pay those costs unless additional licensees benefit from these rights, in which case the cost will be shared pro rata. OSR controls enforcement of the patents and know-how rights, at its own expense. In the event that OSR fails to file suit to enforce such rights after notice from the Company, the Company has the right to enforce the licensed technology within the field of use. Both the Company and OSR must consent to settlement of any such litigation, and all monies recovered will be shared, after reimbursement for costs, in relation to the damages suffered by each party, or failing a bona fide agreement between the Company and OSR, on a 50% - 50% basis.

The ARLA expires upon the expiry of the “Royalty Term” for all licensed products and all countries, unless terminated earlier. The Royalty Term begins on the first commercial sale of a licensed product in each country, on a country by country basis, and ends upon the later of the (a) expiration of the commercial exclusivity for such product in that country (wherein the commercial exclusivity refers to any remaining valid licensed patent claims covering such licensed product, any remaining regulatory exclusivity to market and sell such licensed product or any remaining regulatory data exclusivity for such licensed product), and (b) 10 years from the first commercial sale of such licensed product in such country.

The parties may terminate the agreement in the event the other party breaches its obligations therein, which termination shall become effective 60 business days following written notice thereof to the breaching party. The breaching party shall have the right to cure such breach or default during such 60 business days. OSR may terminate the agreement for failure to pay in the event that the Company fails to pay any of the upfront payments, additional license fees, sublicensing income or milestone payments within 30 days of due dates for each. In addition, OSR may terminate (with a 60-business day prior written notice) the Company’s rights as to certain fields of use for the Company’s failure to achieve certain development milestones for specified licensed products within certain time periods, which may be subject to extension. In addition, OSR may terminate the agreement in the event that commercialization of a licensed product is not started within 24 months from the grant of both (i) the MAA approval and (ii) the pricing approval of such licensed product, provided that such termination will relate solely to such licensed product and to such country or region to which both such MAA approval and pricing approval were granted.

Amendment to OSR Amended and Restated License Agreement

On September 28, 2023, the Company and OSR entered into an amendment to the ARLA, whereby the Company and OSR agreed that the Company had fulfilled the obligations as set forth in the ARLA specific to Candidate Products 1 pursuant to the CP1 SRA (each as defined below). Furthermore, the amendment provides that the Company and OSR have no further obligations to negotiate and execute a sponsored research agreement for the performance of feasibility studies related to certain gene therapy products consisting of any lentiviral vectors regulated by miR126 and/or miR130 and/or other miRs with the same expression pattern as miR126 and miR130 in hematopoietic cells for the expression of cytokines and their variants (other than IFN or in addition to IFN) under the control of a Tie2 promoter, either alone or in combination with any immunotherapy (“Candidate Products 2”). Notwithstanding the removal of the obligation to enter into a sponsor research agreement with regards to Candidate Products 2, OSR granted the Company an exclusive option, to be exercised by sending written notice to OSR on or before September 30, 2025, to include certain intellectual property related to Candidate Products 2 and Candidate Products 2 as part of the licensed patents and licensed products under the ARLA. The option fee and the Company’s fee to extend the option period, if necessary, remain consistent with the prior fees to those costs reflected in the ARLA specific to Candidate Products 2. OSR will also have the right to prepare, file and prosecute patents and patent applications with respect to the results of Candidate Products 2. The amendment provides that the costs of the foregoing activities will be borne by the Company.

At June 30, 2024, the cumulative total amount of expenses for the OSR clinical trial activity from inception amounted to approximately €11.0 million and includes the cost for the exercise of the first and the second solid cancer indication option fee of €1.0 million as well as the cost for ARLA fees of €0.4 million.

At June 30, 2024, there were no pending activities with OSR related to any agreement in place prior to the ARLA effective date, except for the project called “TEM-MM unspent budget reallocated to the TEM-GBM study”, for which the last tranche of activities corresponding to the 20% of the total project approximately amounting to €0.2 million, as a whole, is still to be completed.

OSR Sponsor Research Agreement

On August 1, 2023, the Company entered into a Sponsored Research Agreement (“CP1 SRA”), which was contemplated under the ARLA, pursuant to which the Company will fund feasibility studies for certain gene therapy products consisting of any lentiviral vectors regulated by miR126 and/or miR130 and/or other miRs with the same expression pattern as miR126 and miR130 in hematopoietic cells for the expression of IFN under the control of a Tie2 promoter, in combination with any immunotherapy (“Candidate Products 1”), along with three additional research projects, to be conducted at OSR. If OSR determines that additional funds are needed, OSR will inform the Company and provide an estimate for completing the research.

During the period from the date of execution from the CP1 SRA until six months from the last report delivered to the Company under the CP1 SRA (the “CP1 Option Period”), the Company has the exclusive option to include certain intellectual property related to Candidate Products 1 and Candidate Products 1 as part of the licensed patents and licensed products under the ARLA. To exercise this option, the Company must pay an option exercise fee. The Company also has the right to extend the CP1 Option Period twice for an additional 24-month period. The extension requires payment of an extension fee for each 24-month extension.

At June 30, 2024 the Company recorded and paid approximately €0.3 million for the CP1 SRA studies.

Operating leases

The Company entered into a non-cancelable lease agreement for office space in January 2020. (See Note 14. Commitments and contingencies.)